Exhibit 10.11

REQUIREMENTS SUPPLY AGREEMENT

between

Atrion Medical Products Inc.

and

Acclarent, Inc.

REQUIREMENTS SUPPLY AGREEMENT

THIS AGREEMENT made as of the date of the last signature below, by and between Atrion Medical Products, Inc., an Alabama corporation having its principal offices at 1426 Curt Francis Road, Arab, AL, 35016 (hereinafter referred to as “Seller”), and Acclarent, Inc., a Delaware corporation having its principal offices at 1525 O’Brien Drive, Suite B, Menlo Park, California 94025 (hereinafter “Buyer”). The parties now desire to establish the terms under which Buyer purchases inflation devices and associated components and packaging described below from Seller.

ARTICLE 1

DEFINITIONS

1.01 As used throughout this Agreement, each of the following terms shall have the meaning set forth in this Article 1:

(a) “Current Products” shall mean the inflation devices and associated components and packaging for use with Buyer’s [****] products described and manufactured by Seller in accordance with the Specifications attached hereto as Exhibit A and made a part hereof.

(b) “Future Products” shall mean [****] products as may be developed by Buyer that do not infringe third party intellectual property to be manufactured by Seller during the term of this Agreement.

(c) “Products” shall include Current Products and Future Products collectively.

(d) “Raw Materials” shall mean materials and ingredients required to manufacture the Products.

(e) “Confidential Information” shall mean any information of a confidential or proprietary nature which is disclosed by one party to the other prior to or during the Term of this Agreement, including, but not limited to, all technical data, engineering information, drawings, blueprints, descriptions, know-how and financial data. In order for any information to be deemed “Confidential Information”, the same must be in written or other tangible form at the time of disclosure and identified as confidential or proprietary at the time of disclosure to the receiving party or, alternatively, if the information is disclosed orally, the same must be confirmed as “Confidential Information” in writing by the disclosing party within thirty (30) days of such disclosure. As used herein “Confidential Information” shall not include any information or data which: (i) is known to the receiving party or any of its Affiliates prior to obtaining the same from the disclosing party, as demonstrated by the receiving party’s written records; (ii) is, at the time of disclosure, in the public domain, or comes into the public domain without any fault of the receiving party or any of its Affiliates; (iii) is obtained by the receiving party or any of its Affiliates from a third party who is not obligated to keep the Confidential Information confidential; or (iv) is independently developed by employees of the receiving party and/or by employees of any of its Affiliates, as demonstrated by the written records of the receiving party or any of its Affiliates.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(f) “Affiliates” shall mean with respect to each party those entities that control, are controlled by or are under common control with a party to this Agreement.

ARTICLE 2

PURCHASE [****]

2.01 During the term of this Agreement, Buyer shall purchase Buyer’s [****] from Seller and Seller shall sell such Products to Buyer. [****]. Seller will notify Buyer of its election to manufacture such Future Product within [****] of the date Buyer delivers Seller with the specifications for such Future Product. Buyer may notify Seller at any time of the specifications for such Future Product.

ARTICLE 3

PAYMENT

3.01 For the first [****] years of this Agreement, the price for the Current Products set forth in Paragraph 2.01 shall remain fixed at [****] per unit. At the end of the [****] year, Seller shall determine its change in the standard cost from the [****] year to the [****] year and compute its cost savings between the [****] year versus the [****] year. For the [****] and [****] years of this Agreement, the price for the Current Products shall be reduced by an amount equal to [****] of such cost savings. At Buyer’s election, a mutually-agreeable independent certified account may be retained to audit the cost savings. The professional fees and expenses of such account shall be shared equally between the parties.

3.02 The price for each of the Future Products set forth in Paragraph 2.01 shall be [****] minus the difference between the standard cost relative to the Future Products versus the Current Products. At Buyer’s election, a mutually-agreeable independent certified account may be retained to audit the standard cost differences. The professional fees and expenses of such account shall be shared equally between the parties.

3.03 Buyer shall pay Seller for the Product purchased hereunder within [****] days from the date of shipment.

ARTICLE 4

WARRANTY/QUALITY/DEFECTIVE PRODUCT

4.01 Seller warrants that the Product sold to Buyer hereunder shall meet the Specifications set forth on Exhibit A as validated with quality assurance and testing procedures and documentation. In addition, Seller warrants the Products shall be free from defects in material and workmanship for all attributes defined in the Specifications set forth on Exhibit A. NO OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE PROVIDED BY MANUFACTURER. No revisions to the Specifications involving material changes and/or characteristics that affect form, function, or fit will be made without the mutual written consent of the parties. Such consent must specifically reference this Agreement and accompanying Specifications.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4.02 Seller shall replace at its own cost and expense, including reimbursement of freight incurred by Buyer, Product that fails to meet the Specifications set forth in Exhibit A. Buyer shall not return any defective Product until Buyer notifies Seller of the existence and nature of any defect and has provided Seller with representative samples of purportedly defective Product, whereupon Seller shall have [****] days from the receipt of such notice and the representative samples of purportedly defective Product to inspect the same and confirm its defectiveness.

4.03 In the event Seller disputes any claim by Buyer relating to rejected Products, the parties shall cooperate in good faith to resolve the discrepancy. Failure on the part of Buyer to give notice of rejection within [****] days of receipt of products shall be deemed acceptance. Subsequent to the termination or expiration of this Agreement, Buyer, in lieu of having Seller replace such rejected and/or missing quantities of Products, may elect in its sole discretion to have Seller refund the purchase price. In addition, Buyer shall have the right to set off any refund relating to any such rejection of shipped Products against invoices otherwise due or that become due to Seller.

4.04 Seller and Buyer agree to the terms of the Quality Systems Assurances attached to this Agreement as Exhibit B.

ARTICLE 5

ORDER PROCEDURE/PRODUCT SUPPLY/INVENTORY/FAILURE TO SUPPLY

5.01 As soon as is commercially practicable (i.e., the parties have completed all necessary inspections, confirmations, validations, etc.), Buyer will purchase Products from Seller. All purchases of the Products shall be initiated pursuant to Buyer’s purchase order. All purchase orders shall be issued at least [****] days for Seller-labeled Product and [****] for Buyer-labeled Product prior to the first required delivery date set forth therein. All purchase orders issued by Buyer shall be [****]; [****] Buyer may issue change orders within [****] days of the delivery date in a purchase order, provided such change order does not change the deliverable quantity by more than [****]. Notwithstanding any other provision to the contrary contained in this Agreement, in ordering and delivering the Products, Buyer and Seller may employ their standard forms, provided, however, except for terms relating to order quantity, delivery date and carrier selection, nothing in those forms shall be construed to modify, amend or supplement the terms of this Agreement and, in the case of any conflict herewith, this Agreement shall control.

5.02 Seller shall use its best efforts to supply Products to Buyer in accordance with Buyer’s purchase orders submitted as described in Paragraph 5.01 above. In the event Seller desires to discontinue the Product for any reason, Seller will provide Buyer at least [****] prior written notice of such discontinuance, will continue to supply Buyer with Product during such [****] period, and will work with Buyer to allow Buyer to make a last purchase of Product if Buyer so desires at the end of such [****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5.03 Seller agrees to maintain [****] inventory of [****] of the Products equal to [****] months supply based on a rolling average of Buyer’s purchase orders provided to Seller.

5.04 In the event Seller during any [****] months during the Term, and for reasons other than force majeure or failure of performance by the common carrier, fails to deliver to Buyer a specific Product by the required delivery date established in accordance with Paragraph 5.01, at least [****] of the quantities of product on which Buyer has issued firm purchase orders or change orders, whichever is lower, for such [****] months Buyer may source the specific Product from other manufacturers. For the purpose of this Paragraph 5.04, in no event shall the required quantities be greater than [****] of the quantity actually supplied during the previous [****].

ARTICLE 6

DELIVERY

6.01 Seller shall deliver the Product to Buyer by delivery to a carrier selected by Buyer for transportation to Buyer’s specified destination. Title, possession and risk of loss shall pass to Buyer at the time of such shipment. Buyer shall pay all freight.

ARTICLE 7

TERM AND TERMINATION

7.01 This Agreement shall terminate [****] years from the earlier of date of the first shipment of the Current Products or January 1, 2008. In addition, one year prior to the expiration of this Agreement, Buyer may extend this Agreement for an additional [****] year period subject mutual agreement on price for the extended term.

7.02 This Agreement also may be terminated:

(a) Upon the mutual written agreement of the parties; or

(b) By either party for material breach of any of the terms hereof by the other party if the breach is not corrected within [****] days after the giving of written notice of breach to the defaulting party.

7.03 Upon termination of this Agreement, Seller shall immediately deliver to Buyer any Product specifically made for Buyer in its possession as directed by Buyer. Buyer shall pay Seller for all such Product or components in accordance with the terms of this Agreement.

7.04 Upon expiration or termination of this Agreement for any reason, all rights granted and obligations undertaken hereunder shall terminate forthwith except:

(a)	Article 7, Confidential Information; and

(b)	Article 8, Limitation of Liability.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 8

CONFIDENTIAL INFORMATION

8.01 The parties hereby acknowledges that infonnation disclosed to one another pursuant to this Agreement, including, but not limited to, the Specifications and prices attached hereto as Exhibits, shall at all times, both during and after the term of this Agreement, remain the exclusive property of the disclosing party, and that, in receiving such disclosure, the other party shall not acquire any proprietary interest whatsoever therein.

8.02 Neither party shall directly or indirectly disclose, or permit anyone on its behalf to disclose, any confidential information disclosed by the other party, but shall carefully guard and keep secret all such information. Neither party will allow unauthorized third party access to confidential information, , and shall make use thereof only during the term of and solely to carry out the purposes and intent of this Agreement, and upon the termination of this Agreement, however occurring, the parties will surrender to one another all confidential information.

ARTICLE 9

LIMITATION OF LIABILITY

9.01 NOTWITHSTANDING ANY PROVISION TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOST PROFITS OR REVENUE, BUSINESS INTERRUPTION OR LOSS OF GOODWILL OR FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES EVEN IF IT HAS BEEN ADVISED OF THEIR POSSIBILITY. SELLER’S LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO [****]. THE PARTIES ACKNOWLEDGE THAT SELLER’S PRICING REFLECTS THIS ALLOCATION OF RISK.

ARTICLE 10

GENERAL

10.01 It is the intent of the parties that Buyer’s obligations to purchase [****] products shall each extend to such successor(s)-in-interest and licensee(s). Accordingly, in the event Buyer sells or licenses the portion of its business relating to paranasal products, or any other portion of its business that utilizes any other inflation devices for use with Buyer’s paranasal sinus products, Buyer shall require that such successor(s)-in-interest and sublicensee(s) enter into a separate [****] supply agreement with Seller in the form of this Agreement or, if the form has changed in the interim, in the form then currently in-use between Seller and Buyer to thereby assure that all the obligations of Buyer under this Agreement shall extend to such successor(s)-in-interest and licensee(s). Along with such successor(s)-in-interest and licensee(s), Buyer shall remain jointly and severally liable to Seller for any breach of this provision.

10.02 Except as set forth in Paragraph 10.01, neither party shall assign or transfer any right, obligation or interest under this Agreement to any person, firm or corporation, without the prior written consent of the other. Any purported assignment or transfer in violation of this Agreement shall be void and constitute a material breach of this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10.03 The parties are independent contractors in their performance of this Agreement and shall not be deemed, expressly or by implication, to be an agent, employee, representative or servant of the other for any purpose whatsoever.

10.04 Neither party nor any of its agents, employees, representatives or servants shall have any authority to bind the other in any contract with any third party, including, but not limited to, purchasers, customers, prospective purchasers or customers, or any person who contemplates any business relationship with the other.

10.05 Neither party to this Agreement shall be liable for delay or failure to perform under this Agreement which results from any occurrence or event which could not have been reasonably avoided including, but not limited to, accident, action of the elements, act of God, civil commotion, enemy action, epidemic, explosion, fire, flood, insurrection, strike, lockout or other labor trouble or shortage, natural catastrophe, riot, unavailability or shortage of material, equipment or transportation, war, act, demand or requirement of law or of the Government of the United States of America or any other competent governmental authority, or any other similar cause beyond such party’s control, if the party in default makes reasonable efforts to remove or overcome the effects of such occurrence or event. If a party believes that any one or more of the above occurrences or events shall cause a delay or prevent its performance hereunder, it shall promptly notify the other in writing of such fact.

10.06 THIS AGREEMENT SHALL BE CONSTRUED AND PERFORMED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES OF THAT STATE. Any dispute shall be litigated in the State or Federal Courts in Delaware.

10.07 All notices and communications in connection with this Agreement shall be in writing and shall be deemed sufficient and delivery thereof shall be deemed complete on the first (1st) day after mailing, on the part of Buyer, if sent by courier mail, next day delivery to:

Atrion Medical Products, Inc.

1426 Curt Francis Road

Arab, AL, 35016

ATTENTION: President

and on the part of Seller, if sent by registered or certified mail to:

Acclarent, Inc.

1525 O’Brien Drive, Suite B

Menlo Park, CA 94025

ATTENTION: President

10.08 If any provision of this Agreement or the Exhibits hereto shall be determined to be invalid, illegal or unenforceable under law, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.09 No waiver of breach of any of the provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same or any other provision.

10.010 Article headings used in this Agreement are for the purpose of reference only and shall not be considered in construing this Agreement.

10.011 This document may be executed in two (2) or more counterparts, each of which shall constitute an original Agreement,

10.012 This Agreement and its Exhibits constitutes the entire agreement between the parties related to the subject matter hereof, and cancels and supersedes all prior or contemporaneous agreements, whether oral or written, relating to the subject matter of this Agreement. No amendment or change in this Agreement shall be valid unless made in writing and signed by both parties. In the event of a conflict between this Agreement and the Settlement, Release and Patent Sublicensing Agreement entered into between Buyer and Seller, the terms of the Settlement, Release and Patent Sublicensing Agreement shall take precedence over the terms of this Agreement.

ACCLARENT, INC.

By:	/s/ Bill Facteau
Title:	President & CEO
Date:	9/7/07

ATRION MEDICAL PRODUCTS, INC.

By:	/s/ Emile Battat
Title:	Chairman & CEO
Date:	Sept. 7, 2007

Exhibit A

SPECIFICATION – [****]

Part Number [****]

[****] Inflation Device

I.	SCOPE

This specification covers the requirements for a [****] dilatation balloon inflation device; Atrion Medical Products, Inc., Part number [****]. The following product design features will be incorporated:

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II.	CLINICAL TERMS

A.	Indications For Use - Any balloon dilatation procedure and/or all adjunctive devices where applicable

B.	Equipment Interface

1.	[****]	[****]

2.	[****]	[****]

III.	ENGINEERING TERMS

[****]	[****]	[****]

IV.	STANDARDS

[****]	[****]	[****]

V.	LABELING (CLAIMS)

[****]	[****]	[****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

VI.	REVISIONS

A. New document

Approved By:

/s/ Bobby Cameron

09/07/2007

Title: Quality Agreement

QUALITY SYSTEMS ASSURANCES - Exhibit B to Supply Agreement

1.	Purpose and Scope

1.1	The purpose of this document is to define the structure and responsibilities for the Manufacturing, Distribution, and Quality Assurance for the products listed below.

1.2	This document applies to the [****] (Product) manufactured by Atrion Medical Products, Inc. (Seller) for Acclarent, Inc. (Buyer). (Details of the product specifications are included in Attachment A to the Supply Agreement between the parties).

2.	Quality Systems

2.1	Product manufactured under this plan fall under the Seller’s quality.

2.1.1.	Seller shall be ISO 13485 (current) certified and shall maintain this status.

2.1.2.	Seller shall be FDA registered and shall maintain this status.

2.1.3.	Information on the Seller’s quality system status, including copies of certificates, shall be provided to Buyer upon request. Any changes to that status shall be communicated to Buyer.

2.2	Buyer shall be allowed to perform a quality system audit at least once a year and more frequently if deemed necessary and mutually agreed.

2.2.1.	Such audits shall be scheduled in advance.

2.2.2.	Seller shall address any Product deficiencies mutually agreed upon during such audits.

2.3	Where appropriate, Seller shall grant access for inspection/audit of its non-proprietary facility areas, its quality system, and its non-proprietary production/inspection/test processes used for the production of Product to Buyer’s Notified Body and/or to EU Competent Authorities as necessary.

3.	Product Design

3.1	Buyer will maintain the Technical File for Product CE Marking. Seller shall provide to Buyer, upon request, all necessary Product non-proprietary Information for Buyer to prepare the Technical File. This non-proprietary information may include: product design specifications, design test data, production process, inspection/test procedure, labeling, clinical data, and post market performance data.

Title: Quality Agreement

3.2	In case of Seller proprietary design or production processes or information retained only at the Seller, Seller shall grant upon execution of confidential disclosure agreements between Seller and Buyer’s Notified Body and/or EU Competent Authorities access to requested information concerning Product, as necessary, to comply with MDD requirements.

3.3	CE Marking authorization shall be the responsibility of Buyer with support provided by Seller. Documentation of regulatory approvals shall be maintained at Buyer.

3.4	Seller shall inform Buyer in advance of any substantial changes to product specifications, product indications for use, product safety, product sterilization, materials, production processes, inspection procedures, and product labeling of Product. Seller shall obtain written approval from Buyer which shall not be reasonable withheld for such changes as they impact Product.

3.5	Buyer shall not have any control as to the design of Product, except for labeling specific to Buyer, and as may otherwise be agreed upon in writing by the parties.

4.	Documentation, Records and Traceability

4.1	Device History Records shall be generated by Seller.

4.2	Traceability shall be done In accordance with ISO 13485:2003 / 21 CFR 820.

4.2.1.	A list of traceable components shall be developed by Seller, and shall be maintained as part of their Device Master Record.

4.2.2.	Components that require traceability shall be traced by a lot / date code, unless serialization is required for a given item.

4.3	All Product labeling shall be reviewed and approved by Buyer prior to use.

4.3.1.	All labeling shall comply with EU MDD and FDA requirements.

4.3.2.	Labeling shall carry Buyer’s CE Mark.

4.3.3.	Product labeling shall indicate “Distributed by Acclarent” or “Manufactured for Acclarent”.

4.4	The Device History Record shall be used to demonstrate compliance to the Device Master Record and all applicable specifications. A copy of the non-proprietary portions of the Device History Record shall be available for on-site review by Buyer.

4.5	If required, Seller shall provide certificates of compliance and/or test results with each lot shipped.

Title: Quality Agreement

4.6	Seller shall maintain, unless otherwise specified, all Device Master and History Records for Product for a period of time that consistent with Seller’s Standard Operating Procedures and other regulatory requirements. Seller shall provide Product specific non-proprietary documentation and/or non-proprietary records to Buyer upon request.

5.	Customer Complaints and Corrective Action

5.1	Buyer shall receive and process all customer complaints concerning Product.

5.1.1.	Seller shall Inform Buyer of any complaints concerning Product that it may receive.

5.1.2.	As appropriate, Buyer shall inform Seller of complaint information relevant to Seller’s product design and/or production/Inspection processes. Seller shall investigate, determine appropriate Seller corrective action and inform Buyer in writing.

5.2	Buyer shall process and report all MDRs concerning Product, per U.S. 21 CFR Section 803 and 804, to the FDA.

5.2.1.	Seller shall assist as needed and requested by Buyer.

5.2.2.	Buyer shall notify Seller of any MDR report submissions.

5.3	For Products with Buyer CE Mark, Buyer shall process and report all incidents/near incidents per European Community Vigilance Requirements.

5.3.1.	Seller shall assist as needed and requested by Buyer.

5.3.2.	Buyer shall notify the Seller of any incident/near incident submissions.

5.4	If the need arises, Buyer shall determine need for and coordinate any product recall activities of Product.

5.4.1.	Seller shall assist as needed and requested by Buyer.

5.4.2.	If, at anytime, information should come into the possession of the Seller, which would indicate the need or the necessity for a review or possible recall, Seller shall notify Buyer immediately.